SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

 Current Report Pursuant to Section 13 or 15(d) of the Securities and Exchange
                                   Act of 1934

       Date of Report(Date of Earliest Event Reported):September 16, 1998

                                    Crane Co.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                     1-01657                          13-1952290
              (Commission File No.)               (I.R.S. Employer
                                                 Identification No.)

                            100 First Stamford Place
                               Stamford, CT 06902
          (Address of Principal Executive Offices, including Zip Code)

                                 (203) 363-7300
              (Registrant's telephone number, including area code)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibit No.       Description.

                4.1           Indenture  dated  April  1, 1991 between Crane Co.
                              and The Bank of New York, as Trustee.

                                   SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CRANE CO.
Date:  September 16, 1998
                                          By:  /s/ Augustus I. duPont
                                               ------------------------
                                               Name: Augustus I. duPont
                                               Title: Vice President,
                                               General Counsel and Secretary